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                                                                   EXHIBIT 10.16

                                 SIXTH AMENDMENT
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         This SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is being entered into as of November 30, 2000, by and among PETROLEUM HELICOPTERS, INC., a Louisiana corporation (the "COMPANY"), BANK OF AMERICA, N.A., a national banking association (f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Texas, N.A. ("NATIONSBANK") ("BANK OF AMERICA"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), BANK ONE, LOUISIANA, N.A., a national banking association ("BANK ONE" (as successor by merger to First National Bank of Commerce, a national banking association ("FNBC")) and together with NationsBank and Whitney, being hereinafter referred to collectively as the "Banks", and Bank of America as agent for the Banks (in such capacity, the "AGENT").

                             PRELIMINARY STATEMENTS

         (1) The Company, NationsBank, Whitney, FNBC and the Agent have entered into that certain Loan Agreement, originally dated as of January 31, 1986, as amended and restated in its entirety as of March 31, 1997, and as amended by that certain First Amendment to Amended and Restated Loan Agreement, dated as of December 31, 1997, that certain Second Amendment to Amended and Restated Loan Agreement, dated as of November 30, 1998, that certain Limited Waiver and Third Amendment to Amended and Restated Loan Agreement, dated as of June 30, 1999, that certain Fourth Amendment to Amended and Restated Loan Agreement, dated as of June 30, 2000, and that certain Fifth Amendment to Amended and Restated Loan Agreement, dated as of October 30, 2000 (such Loan Agreement, as so amended and restated and as the same may be further amended from time to time, being hereinafter referred to as the "LOAN AGREEMENT"). Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement.

         (2) The Company has requested that the Banks agree to amend, and the Banks now wish to amend, subject to the terms and conditions specified herein,
Section 1.01 of the Loan Agreement as provided below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

         1. Pursuant to Section 12.02 of the Loan Agreement, the Company and the Banks hereby agree that, effective as of the date hereof, Section 1.01 of the Loan Agreement is hereby amended as follows:



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                  (a) The definition of "Conversion Date" in Section 1.01 of the
         Loan Agreement is hereby amended in its entirety to read as follows:

                 "Conversion Date" shall mean December 29, 2000.

         2. Other than as specifically provided for herein, the amendment provided for in Section 1 above shall not operate as a consent to any other action, event or circumstance or as a waiver or amendment of any right, power or privilege of the Banks under the Loan Agreement or the Notes or of any other term or condition of the Loan Agreement or the Notes nor shall the entering into this Amendment preclude any of the Banks from refusing to enter into any further consents, waivers or amendments with respect to the Loan Agreement or the Notes.

         3. Each reference in the Loan Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended to date. Unless otherwise indicated, terms used in this Amendment have the same meanings herein as in the Loan Agreement.

         4. The Loan Agreement, as amended to date, is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

         5. The Company hereby represents that (a) after giving effect to the amendment contemplated herein, the representations and warranties contained in the Loan Agreement, the Notes, the Security Documents, and any other documents or instruments executed in connection with the Loan Agreement (collectively, the "LOAN DOCUMENTS") are true and correct on and as of the date hereof as though made on and as of such date, (b) upon execution of this Amendment, the Company will not be in default in the due performance of any covenant on its part in the Loan Documents, and (c) no Default or Event of Default has occurred and is continuing or is imminent.

         6. The Company acknowledges, confirms, and warrants that the Security Documents and any other security instruments executed at any time in connection with the Loan Agreement continue to secure, inter alia, the payment of all Indebtedness at any time created pursuant to the Loan Agreement, as amended to date, and all obligations of the Company in respect of Swap Agreements.

         7. The effectiveness of this Amendment is subject to (i) the Company's delivery to the Agent, for the account of the Banks, of a counterpart of this Amendment executed by the Company; and (ii) the delivery to the Agent of counterparts of this Amendment executed by each of the Banks.

         8. The Company agrees to do, execute, acknowledge, and deliver, all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Banks all and singular the rights granted or intended to be granted hereby or hereunder.



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         9. The Company agrees to pay on demand all reasonable costs and expenses of the Banks in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Agent, and with respect to advising the Agent as to its rights and responsibilities under the Loan Agreement, as hereby to date). In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing, or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save each Bank harmless from and against any and all liabilities with respect to and resulting from any delay in paying or omission to pay such taxes or fees.

         10. This Amendment may be executed in any number of counterparts (including those transmitted by facsimile) and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of this Amendment may be may be made by telecopy transmission of a duly executed counterpart copy hereof.

         11. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Company, the Agent, and the Banks and their respective successors and assigns.

         12. FINAL AGREEMENT. THIS AMENDMENT TOGETHER WITH THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, THE FOURTH AMENDMENT, THE LOAN AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS AND ANY OTHER DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION WITH THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



                                      PETROLEUM HELICOPTERS, INC.


                                      By:
                                           -----------------------------
                                      Name:
                                      Title:



                                      BANK OF AMERICA, N.A.,
                                      individually and as Agent


                                      By:
                                           -----------------------------
                                      Name:
                                      Title:



                                      WHITNEY NATIONAL BANK


                                      By:
                                           -----------------------------
                                      Name:
                                      Title:



                                      BANK ONE, LOUISIANA, N.A.


                                      By:
                                           -----------------------------
                                      Name:
                                      Title: